SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

December 30, 2003

DYAX CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-24573	04-3053198
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

300 Technology Square, Cambridge, MA  02139

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:

(617) 225-2500

Item 5.    Other Events.

In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 (File No. 333-107030) (the “Registration Statement”) of Dyax Corp. (the “Company”), previously filed with the Securities and Exchange Commission (the “Commission”) and declared effective by the Commission on August 14, 2003, the Company is filing an Underwriting Agreement dated December 30, 2003 with Pacific Growth Equities, LLC (the “Underwriting Agreement”) as Exhibit 1.2, an opinion o f Palmer &Dodge LLP, regarding the validity of the common stock to be sold by the Company pursuant to the Underwriting Agreement, as Exhibit 5.2 and the consent of Palmer & Dodge LLP to the filing of its opinion as Exhibit 23.  The Company is also filing as Exhibit 99 a copy of the press release issued December 31, 2003 announcing the pricing of its common stock offering.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

1.2           Underwriting Agreement between Dyax Corp. and Pacific Growth Equities, LLC dated December 30, 2003.

5.2           Opinion of Palmer & Dodge LLP.

23            Consent of Palmer & Dodge LLP (included in its opinion filed herewith as Exhibit 5).

99            Press release, dated December 31, 2003, announcing the pricing of the Company’s common stock offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated:	December 31, 2003	By:	/s/ Stephen S. Galliker
Stephen S. Galliker
Executive Vice President, Finance and Administration, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.2	Underwriting Agreement between Dyax Corp. and Pacific Growth Equities, LLC dated December 30, 2003.

5.2	Opinion of Palmer & Dodge LLP.

23	Consent of Palmer & Dodge LLP (included in its opinion filed herewith as Exhibit 5).

99	Press release, dated December 31, 2003, announcing the pricing of the Company’s common stock offering.